UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2023

Oxbridge Acquisition Corp.

(Exact Name of Registrant as Specified in Its Charter)

Cayman Islands	001-40725	98-1615951
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Suite 201, 42 Edward Street

Georgetown, Grand Cayman

P.O. Box 469, KY1-9006

Cayman Islands

(Address of Principal Executive Offices)

(345) 749-7570

(Registrant’s Telephone Number)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share $0.0001, and one redeemable warrant	OXACU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	OXAC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units	OXACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Oxbridge Acquisition Corp. (the “Company”) is furnishing this Current Report on Form 8-K (this “Current Report”) in connection with the disclosure of information about the Company in the form of an investor presentation (the “Investor Presentation”), which the Company prepared and intends to present at various meetings with analysts, potential investors, and other interested parties. A copy of the Investor Presentation is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference. On May 5, 2023, the Company posted the Investor Presentation to the “Presentation” section of its website, which is accessible at www.oxbridgeaq.com.

The information included in the Investor Presentation is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements the Company has made or may make by press release or otherwise from time to time. The Investor Presentation speaks as of the date of this Current Report. By furnishing this Current Report and the Investor Presentation, the Company makes no admission as to the materiality of any information in the Investor Presentation. While the Company may elect to update the Investor Presentation in the future to reflect events and circumstances that occur or exist after the date of this Current Report, the Company expressly disclaims any obligation to do so.

The information in this Current Report is being furnished under Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The Investor Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. As discussed in the second slide of the Investor Presentation entitled “Disclaimer,” forward-looking statements are based on the Company’s expectations and involve risks and uncertainties that could cause the Company’s actual results to differ materially from those set forth in the statements. These risks are discussed in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Company’s Quarterly Reports on Form 10-Q, and are described in the “Risk Factors” section of the Company’s Form S-4, filed by the Company with the SEC on March 27, 2023, and other documents to be filed by the Company from time to time with the SEC, which are and will be available at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description.

99.1	Investor Presentation, dated May 5, 2023.

104	Cover Page Interactive Data File (embedded with the Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXBRIDGE ACQUISITION CORP.

	By:	/s/ Jay Madhu
Jay Madhu
Chief Executive Officer

Date: May 5, 2023